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Exhibit 10.61

                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

        THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of June 28, 2001, is entered into by and between CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), and WAREFORCE INCORPORATED, a California corporation ("Borrower").

                                    RECITALS

        A. Borrower and Lender have previously entered into that certain Amended and Restated Loan and Security Agreement dated as of April 25, 2000, as the same may be amended modified or supplemented from time to time (together with all amendments, modifications and supplements thereto, the "Loan Agreement"), pursuant to which Lender has made certain loans and financial accommodations available to Borrower. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement.

        B. Lender and Borrower wish to further amend the Loan Agreement under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        11.    Amendment to Loan Agreement. The Termination Date as set forth in
Section 12.1 of the Loan Agreement is hereby extended from the earlier of: (a) June 27, 2001 or (b) the termination of that certain Agreement for Wholesale Financing, dated as of August 24, 2000 by and between Deutsche Financial Services Corporation and Borrower without a satisfactory replacement of such financing arrangement, including a satisfactory intercreditor arrangement between Lender and such replacement financing entity, each as determined by Congress in its sole discretion to the earlier of (x) July 3, 2001 or (y)

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the termination of that certain Agreement for Wholesale Financing, dated as of
August 24, 2000 by and between Deutsche Financial Services Corporation and Borrower without a satisfactory replacement of such financing arrangement, including a satisfactory intercreditor arrangement between Lender and such replacement financing entity, each as determined by Congress in its sole discretion.

        12. Early Termination Fee. No early termination fee shall be charged to Borrower if Borrower terminates this Agreement during the renewal period from June 27, 2001 to July 3, 2001.

        13. Effectiveness of this Amendment. Lender must have received the following items, in form and content acceptable to Lender, before this Amendment is effective and before Lender is required to extend any credit to Borrower as provided for by this Amendment.

               (a) Amendment. This Amendment and the attached Guarantor's Consent fully executed in a sufficient number of counterparts for distribution to Lender and Borrower.

               (b) Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement must be true and correct.

               (c) Other Required Documentation. All other documents and legal matters in connection with the transaction contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.

        14. Representations and Warranties. The Borrower represents and warrants as follows:

               (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower. No other corporate proceedings are necessary to consummate such transactions.

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               (b)    Enforceability. This Amendment has been duly executed and
delivered by the Borrower. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

               (c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

               (d) No Default. After giving effect to this Amendment, no event has occurred and is continuing that constitutes an Event of Default and by entering into this Amendment, Lender is not waiving and shall not be deemed to have waived any Event of Default that may exist.

        15. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

        16. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

        17.    Reference to and Effect on the Financing Agreements.

               (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

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               (b)    Except as specifically amended above, the Loan Agreement
and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender without defense, offset, claim or contribution.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

               (d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

        18. Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Financing Agreements effective as of the date hereof.

        19. Estoppel. To induce Lender to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against Lender with respect to the Obligations.

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        IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                      WAREFORCE INCORPORATED,
                                      a California corporation


                                      By: /s/ Don Hughes
                                          -------------------------------------
                                      Name: Don Hughes
                                      Title: CFO


                                      CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation


                                      By: /s/ Gary Cassianni
                                          -------------------------------------
                                      Name: Gary D. Cassianni
                                      Title: Vice President


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                               GUARANTOR'S CONSENT

                            Dated as of June 28, 2001

        The undersigned ("Guarantor"), in consideration of the continued extension of credit to Wareforce Incorporated by Congress Financial Corporation (Western) ("Congress"), hereby consents and agrees to the foregoing Fifth Amendment to Amended and Restated Loan and Security Agreement (the "Amendment") and hereby confirms and agrees that his Guarantee dated August 27, 1999 in favor of Congress (the "Guarantee") is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in the Guarantee to the Loan Agreement (as defined in the Amendment), "thereunder", "thereof" or words of like import referring to the "Loan Agreement", shall mean and be a reference to the Loan Agreement as amended or modified by the Amendment. Although Congress has informed Guarantor of the matters set forth above, and Guarantor has acknowledged the same, Guarantor understands and agrees that Congress has no duty under the Loan Agreement, the Guarantee or any other agreement with Guarantor to so notify Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.

                                        /s/ Orie Rechtman
                                        ----------------------------------
                                        ORIE RECHTMAN, an individual